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                                                                    Exhibit 23.2


   CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, ERNST & YOUNG LLP

         We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-45182, 333-54870, 333-63000, 333-72322, 333-85238,
333-85230, 333-103395, 333-116726, 333-121000) of our reports dated September
10, 2004, with respect to the consolidated financial statements and schedule of Lantronix, Inc. included in the Annual Report (Form 10-K) for the fiscal year ended June 30, 2005.


Orange County, California
September 26, 2005